Taubman Centers, Inc. Taubman/Starwood Capital Group Transaction June 18, 2014 Exhibit 99.2

2 Taubman/Starwood Capital Group Transaction| June 18, 2014 Forward Looking Language and Use of Non-GAAP Measures For ease of use, references in this presentation to “Taubman Centers,” “company,” “Taubman” or an operating platform mean Taubman Centers, Inc. and/or one or more of a number of separate, affiliated entities. Business is actually conducted by an affiliated entity rather than Taubman Centers, Inc. itself or the named operating platform. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the expected completion of the asset sale transactions, the use of proceeds, pro forma operational and financial data and the anticipated closing time frame. These statements reflect management's current views with respect to future events and financial performance. The forward-looking statements included herein are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks and uncertainties, including that the conditions to one or more closings may not be satisfied, the potential impact on the Company due to the announcement of the disposition, the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase and Sale Agreements with respect to any or all of the seven centers, and general economic conditions. You should review the Company's filings with the Securities and Exchange Commission, including “Risk Factors” in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of additional risks and uncertainties. The Company uses Net Operating Income (NOI) as an alternative measure to evaluate the operating performance of centers, both on individual and stabilized portfolio bases. The Company defines NOI as property-level operating revenues (includes rental income excluding straight-line adjustments of minimum rent) less maintenance, taxes, utilities, promotion, ground rent (including straight-line adjustments), and other property operating expenses. Since NOI excludes general and administrative expenses, pre-development charges, interest income and expense, depreciation and amortization, impairment charges, restructuring charges, and gains from peripheral land and property dispositions, it provides a performance measure that, when compared period over period, reflects the revenues and expenses most directly associated with owning and operating rental properties, as well as the impact on their operations from trends in tenant sales, occupancy and rental rates, and operating costs. The Company also uses NOI excluding lease cancellation income as an alternative measure because this income may vary significantly from period to period, which can affect comparability and trend analysis. The Company generally provides separate projections for expected comparable center NOI growth and lease cancellation income. Comparable centers are generally defined as centers that were owned and open for the entire current and preceding period presented. Because the sale transactions have not yet been completed and some of the specific uses of proceeds have not yet been determined, as well as other uncertainties surrounding the contemplated transaction, it is not reasonably possible at this time to provide comparable estimates of net income or reconciliations of the NOI figures in this presentation to comparable net income measures.

3 Taubman/Starwood Capital Group Transaction| June 18, 2014 A History of Recycling Capital for Growth ● Our strategy is to recycle capital for growth, minimizing our need to raise equity ● This transaction, combined with our substantial development and redevelopment pipelines, further underscore that strategy ● Our growth has been self-funded – Following this transaction, we will own 17 centers, 2 less than when we went public in 1992 – On a net basis, we have issued only $300 million of common equity since the IPO – Nonetheless, our market capitalization has increased about five times since the IPO, nearly 22 years ago Portfolio History – Post Transaction 0 2,000 4,000 6,000 8,000 10,000 12,000 1992 1997 2002 2007 2012 Today Market Capitalization Dollars in $ M M Total Market Capitalization Equity Market Capitalization Number of centers owned at IPO (1992) 19 Centers developed 14 Centers acquired 10 Centers sold/exchanged (26) Number of centers owned today 17 Number of centers under construction 6 Number of centers expected (Late 2016) 23 Strategy

4 Taubman/Starwood Capital Group Transaction| June 18, 2014 Overview Transformative opportunity ● Remaining portfolio will be significantly enhanced – Higher sales productivity ($100+ per square foot) – Faster NOI growth by about 50 basis points – Resulting portfolio consists of highly productive, dominant assets – Opportunity for management to focus where the greatest NAV is created - on strategic assets, redevelopments and the development pipeline ● Post sale, Taubman’s portfolio will consist of 17 market dominant operating assets – 17,165,000 square feet across the U.S. – Expected Average Sales per Square Foot: $825 - $850 – Represents 86 percent of the company’s 2013 NOI Transaction ● Taubman has agreed to sell seven shopping malls to Starwood Capital Group ● Price: $1.405 billion ● Cap rate: 6.6 percent (based on budgeted 2014 NOI) ● Targeted closing date: Fourth quarter 2014

5 Taubman/Starwood Capital Group Transaction| June 18, 2014 The Sale Portfolio Fairlane Town Center – Dearborn, Michigan •Year Opened: 1976 GLA: 1,386,000 Sq. Ft Ownership: 100% • Anchors: JCPenney, Macy’s, Sears MacArthur Center – Norfolk, Virginia •Year Opened: 1999 GLA: 934,000 Sq. Ft Ownership: 95% • Anchors: Dillard’s, Nordstrom Northlake Mall – Charlotte, North Carolina •Year Opened: 2005 GLA: 1,071,000 Sq. Ft Ownership: 100% • Anchors: Belk, Dick’s Sporting Goods, Dillard’s, Macy’s The Mall at Partridge Creek – Clinton Township, Michigan •Year Opened: 2007 GLA: 607,000 Sq. Ft Ownership: 100% • Anchors: Nordstrom, Carson’s Stony Point Fashion Park – Richmond, Virginia •Year Opened: 2003 GLA: 669,000 Sq. Ft Ownership: 100% • Anchors: Dillard’s, Dick’s Sporting Goods, Saks Fifth Avenue The Mall at Wellington Green – Wellington, Florida •Year Opened: 2001 GLA: 1,271,000 Sq. Ft Ownership: 90% • Anchors: City Furniture and Ashley Furniture Home Store, Dillard’s, JCPenney, Macy’s, Nordstrom The Shops at Willow Bend – Plano, Texas •Year Opened: 2001 GLA: 1,262,000 Sq. Ft. Ownership: 100% • Anchors: Dillard’s, Macy’s, Neiman Marcus

Taubman's Post Sale Portfolio



Sunvalley
City Creek Center
Cherry Creek
Shopping Center
The Shops at Crystals
Beverly Center
The Gardens on El Paseo
and El Paseo Village
Taubman Prestige Outlets
Chesterfield
The Mall at Green Hills
Twelve Oaks
Mall
Great Lakes
Crossing Outlets
The Mall at
Short Hills
Westfarms
Stamford Town
Center
Fair Oaks
Charleston Place
The Mall at Millenia
International Plaza
The Mall at University Town Center
Waterside Shops
Dolphin Mall
The Mall of San Juan
(San Juan, Puerto Rico)
International Market Place
(Waikiki, Honolulu, Hawaii)
IFC Mall
(Seoul, South Korea)
Hanam Union Square
(Hanam, South Korea)
CityOn.Xi'an
(Xi'an, China)
CityOn.Zhengzhou
(Zhengzhou, China)
Type (20 Centers)
Consolidated Businesses (10)
Unconsolidated Joint Ventures (7)
Managed Center - No Ownership (1)
Leased Center - No Ownership (2)
Development – Projects under construction (6)

Taubman Taubman/Starwood Capital Group Transaction| June 18, 2014 6

7 Taubman/Starwood Capital Group Transaction| June 18, 2014 We will return to a similar size in about two years 2014 2015 2016 2017 The Mall at University Town Center (Sarasota, Fla.) Opening October 16, 2014 The Mall of San Juan (San Juan, Puerto Rico) Opening March 26, 2015 CityOn.Xi’an (Xi’an, China) Opening Late 2015 CityOn.Zhengzhou (Zhengzhou, China) Opening Late 2015 Hanam Union Square (Hanam, South Korea) Opening Late 2016 International Market Place (Waikiki, Honolulu, Hawaii) Opening Spring 2016 With 6 centers under construction, we will own nearly the same number of assets by late 2016

8 Taubman/Starwood Capital Group Transaction| June 18, 2014 Analysis of Net Operating Income ● We anticipate the stabilized NOI of just the three U.S. development assets (Sarasota, San Juan and Waikiki) to nearly replace the NOI of the Sale Portfolio’s seven assets ● More importantly, NOI of the remaining portfolio will grow at an increased pace 0 600 2013 2017 (Projected) NOI Contribution (at 100%) 2013 versus 20171 Post Sale Portfolio 7 Sold Centers U.S. Development Projects2 Asia Development Projects Note: (1) Based on 2017 budgeted NOI. (2) Excludes The Mall at Miami Worldcenter. 86% 14% NOI Contribution Percentage (at 100%) 2013 Post Sale Portfolio 7 Sold Centers

9 Taubman/Starwood Capital Group Transaction| June 18, 2014 Improved Portfolio Metrics… $721 $828 $0 $200 $400 $600 $800 $1,000 2013 As Reported Post Sale - Proforma Tenant Sales Per Square Foot ($) 2013(1) 3.4% 4.6% 0% 1% 2% 3% 4% 5% 6% 2013 As Reported Post Sale - Proforma NOI Growth, excluding lease cancellation income 2013(2) Note: (1) Represents reported fourth quarter 2013 statistic for comparable centers and therefore excludes City Creek Center and Taubman Prestige Outlets Chesterfield. Also excludes Arizona Mills, which was sold in January 2014. (2) Represents reported fourth quarter 2013 statistic for comparable centers and therefore includes Arizona Mills, which was sold in January 2014, and excludes City Creek Center and Taubman Prestige Outlets Chesterfield. 92.1% 93.7% 80% 85% 90% 95% 100% 2013 As Reported Post Sale - Proforma Ending Occupancy 2013(2) 1.8% 2.3% 0% 1% 2% 3% 2013 As Reported Post Sale - Proforma Tenant Sales Per Square Foot Growth (%) 2013(1)

10 Taubman/Starwood Capital Group Transaction| June 18, 2014 And Enhanced Operating Statistics $48.52 $56.23 $0 $10 $20 $30 $40 $50 $60 $70 2013 As Reported Post Sale - Proforma Average Rent per Square Foot ($) 2013(2) 4.5% 5.5% 0% 1% 2% 3% 4% 5% 6% 7% 2013 As Reported Post Sale - Proforma Average Rent per Square Foot Growth (%) 2013(2) 13.0% 13.0% 0% 5% 10% 15% 2013 As Reported Post Sale - Proforma 14.8% 18.7% 0% 5% 10% 15% 20% 25% 2013 As Reported Post Sale - Proforma Releasing Spread per Square Foot Growth (%) 2013(2) Occupancy Cost Ratio 2013(1) +/-0 bps Note: (1) Represents reported fourth quarter 2013 statistic for comparable centers and therefore excludes City Creek Center and Taubman Prestige Outlets Chesterfield. Also excludes Arizona Mills, which was sold in January 2014. (2) Represents reported fourth quarter 2013 statistic for comparable centers and therefore includes Arizona Mills, which was sold in January 2014, and excludes City Creek Center and Taubman Prestige Outlets Chesterfield.

11 Taubman/Starwood Capital Group Transaction| June 18, 2014 2,072,823 2,226,254 1,800,000 1,900,000 2,000,000 2,100,000 2,200,000 2,300,000 Pre-Sale Post-Sale - Proforma 33.4% 34.3% 32% 33% 34% 35% Pre Sale Post Sale - Proforma Improved Portfolio Demographics1 Total / Total Dept. Stores % of Total Dept. Stores Current 18 11 4 5 3 3 44 66 67% Post Sale Portfolio 14 8 3 4 3 3 35 44 80% Average Population (30 Minute Drive Time) Education – Bachelor’s Degree or More (30 Minute Drive Time) Note: (1) 2014 data for operating centers. (2) “Superior-drawing fashion anchors” as determined by Bank of America Assessing the Mall Industry (May 2014). Source: Claritas, Taubman analysis Greater exposure to superior-drawing fashion anchors2 Denser, more educated trade areas

12 Taubman/Starwood Capital Group Transaction| June 18, 2014 Improved Portfolio Demographics1 Note: (1) 2014 data for operating centers. Source: Claritas, Taubman analysis 60,733 65,735 55,000 60,000 65,000 70,000 Pre-Sale Post-Sale - Proforma Average Households With Net Worth of $1 Million+ (30 Minute Drive Time) 51,440 60,386 45,000 50,000 55,000 60,000 65,000 Pre-Sale Post-Sale - Proforma Average Households Earning $200,000+ (30 Minute Drive Time) 196,334 218,983 180,000 195,000 210,000 225,000 Pre-Sale Post-Sale - Proforma Average Households Earning $100,000+ (30 Minute Drive Time) $79,534 $82,178 $75,000 $80,000 $85,000 Pre-Sale Post-Sale - Proforma Average Household Income (30 Minute Drive Time) More affluent trade areas, particularly greater density of high income households

13 Taubman/Starwood Capital Group Transaction| June 18, 2014 Balance Sheet Overview and Use of Proceeds ● Current quarterly dividend of $0.54 per share will be maintained ● Disposition of the Sale Portfolio, while FFO dilutive in the near term, will provide the company with at least $268 million of capital for additional investment ● Transaction is structured to accommodate a Section 1031 exchange – If no synergistic assets can be identified, then a special dividend of approximately $5 per share will be distributed in 2015 Cash $785,000,000 Debt repaid or assumed 620,000,000 Sale proceeds $1,405,000,000 Overview Cash $785,000,000 Less: Partners’ share 19,000,000 Less: Estimated transaction costs(1) 45,000,000 Net cash proceeds $721,000,000 Consideration Use of proceeds Section 1031/ Special dividend $453,000,000 Retained cash 268,000,000 Net cash proceeds $721,000,000 Note: (1) Includes estimated defeasance costs. (a) (a)

14 Taubman/Starwood Capital Group Transaction| June 18, 2014 Strong Balance Sheet is Strengthened 2013 As Reported 2014 Year-end Projection (Proforma) Debt to EBITDA ratio 7.3x 7.0x – 7.2x Interest coverage ratio 3.3x 3.9x – 4.1x Fixed charge coverage ratio 2.6x 2.9x – 3.1x Weighted average interest rate (beneficial interest in debt) 4.18% 4.14% Balance Sheet Impact ● $1.1 billion primary line of credit will be maintained with no outstandings upon closing - We will remain well within all covenants ● Significant cash position upon closing Improved balance sheet metrics

15 Taubman/Starwood Capital Group Transaction| June 18, 2014 63% 4% 23% 7% 3% 4% 20% 6% 3% Laddered Maturities and Balance Sheet Composition Maintained $14 $775 $581 $25 $204 $649 $1,126 $0 $500 $1,000 $1,500 Presale Debt Maturities by Year1 (As of 3/31/14, In Millions) $12 $592 $362 $22 $200 $646 $942 $0 $500 $1,000 $1,500 Post Sale - Proforma Debt Maturities by Year: Post Sale – Proforma1 (As of 3/31/14, In Millions) Common Stock and Operating Partnership Equity Preferred Stock Fixed Rate Debt Floating Rate Debt Swapped to Fixed Rate Floating Rate Debt Presale2 (As of 3/31/14) Common Stock and Operating Partnership Equity Preferred Stock Fixed Rate Debt Floating Rate Debt Swapped to Fixed Rate Floating Rate Debt Post Sale – Proforma2 (As of 3/31/14) Laddered maturities maintained Balance sheet composition preserved Note: (1) Represents the company’s beneficial share of debt maturities. Does not include the use of $268 million of cash proceeds from sale transaction. Maturities assume that all extension options have been exercised and no pay downs are required upon extension; at TRG share. (2) Does not include the use of $268 million of cash proceeds from sale transaction; assumes no change in the company’s 3/31/14 share price. 67%

16 Taubman/Starwood Capital Group Transaction| June 18, 2014 Executive Summary ● Remaining portfolio will be significantly enhanced – Higher sales productivity ($100+ per square foot) – Faster NOI growth by about 50 basis points – Resulting portfolio consists of highly productive, dominant assets – Opportunity for management to focus where the greatest NAV is created - on strategic assets, redevelopments and the development pipeline ● Improved portfolio metrics, demographics and operating statistics ● Balance sheet strengthened ● Increased long-term growth and enhanced shareholder value

Taubman Centers, Inc. Taubman/Starwood Capital Group Transaction June 18, 2014